UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

PHI GROUP, INC.

(a/k/a PHILUX GLOBAL GROUP INC.)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17011 Beach Blvd., Suite 900, Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-642-0571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

1. Second Amendment to Asset Management Agreement dated February 14, 2024 between a ultra-high-net-worth investor group and Philux Capital Advisors, Inc., a subsidiary of the registrant.

On December 27, 2024, Philux Capital Advisors, Inc., a subsidiary of the registrant, (the “Manager”), signed the Second Amendment (the “Second Amendment”) to the Asset Management Agreement dated February 14, 2024 (the Agreement”) with a ultra-high-net-worth investor group (the “Investor”) to amend the Agreement as follows:

Pursuant to Articles J.3 and J.8 of the mutually signed Asset Management Agreement dated February 14, 2024 by and between the Manager and the Investor, the Parties herein agree to the Second Amendment as follows:

1. Rescind Amendment No. 1 to said Asset Management Agreement dated February 14, 2024 by and between the Manager and the Investor in its entirety. All the contents contained in Amendment Exhibit A of Amendment No.1 shall be deemed null and void upon the signing of this Second Amendment.

2. Article C.1 of the Asset Management Agreement dated February 14, 2024 by and between the Manager and the Investor is hereby amended to read as follows:

The Investor shall cause the Investment Fund in the total amount of up to Seven Hundred Fifty Million U.S. Dollars (USD 750,000,000) to be transferred to a designated account held at an international financial institution in accordance with all applicable laws and regulations for the benefits of the Investor.

3. Article E.2 of the Asset Management Agreement dated February 14, 2024 by and between the Manager and the Investor is hereby amended to read as follows:

The Term of this Agreement shall be automatically renewed for consecutive five-year (5-year) periods upon the expiration of the previous Term, unless terminated by either party upon written notice to the other party no later than six months prior to the expiration of any Term.

4. Exhibit A of the Asset Management Agreement dated February 14, 2024 by and between the Manager and the Investor was amended to include three initial specific designated accounts that can be used to hold the Investment Fund which will be segregated afterwards into one or more holding accounts to be established exclusively for the benefits of the Investor.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Due to the nature of strict confidentiality and non-disclosure agreement between the Parties, a hard copy of the Second Amendment to the Asset Management Agreement dated February 14, 2024 between the Investor and the Manager will be submitted directly to the Securities and Exchange Commission.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2024

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO